UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

200 Talcott Avenue

Watertown, MA 02472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 15, 2020, Ms. Linda Mason, Mr. Roger Brown and Ms. Marguerite Kondracke, the founders of Bright Horizons Family Solutions Inc. (the “Company”) and current members of the Board of Directors (the “Board”), each informed the Board of their intent to retire from the Board effective March 31, 2021. Ms. Kondracke currently serves as Chair of the Board’s Nominating and Corporate Governance Committee. Mses. Mason and Kondracke and Mr. Brown have provided for a future retirement date in order to allow for a seamless transition for the Board.

In recognition of their longstanding and distinguished service to the Company and the Board, the Board appointed Mses. Mason and Kondracke and Mr. Brown each as a director emeritus of the Company, effective as of their retirement date. This voluntary retirement is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with their retirement, it is expected the Board will decrease its size and make other changes to equally balance the membership among the classes of directors.

Item 7.01	Regulation FD Disclosure

On December 18, 2020, the Company issued a press release announcing these Board changes. The press release, which is attached hereto and filed as Exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated by reference herein.

Item 8.01	Other Events

On December 15, 2020, the Company moved its headquarters and principal executive office to the Company’s new location at Two Wells Avenue, Newton, MA 02459.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Bright Horizons Family Solutions Inc. dated December 18, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

Date: December 18, 2020	By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer